UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event ctober 21, 2004 reported): O


                               V. F. Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                        1-5256              23-1180120
----------------------------            -------------      -------------------
(State or Other Jurisdiction            (Commission         (IRS Employer
    of Incorporation)                    File Number)      Identification No.)


    105 Corporate Center Boulevard                               27408
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     Greensboro, North Carolina                               (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code        336-424-6000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and Item 7.01, "Regulation FD Disclosure."

         On October 21, 2004, VF Corporation issued a press release setting forth its third-quarter 2004 earnings. A copy of VF's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

                  The following is furnished as an exhibit to this report:

         99       VF Corporation press release dated October 21, 2004.